United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 3, 2003
                                                 ----------------


Commission file number       1-11983
                        ------------------



                           FPIC Insurance Group, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Florida                                            59-3359111
--------------------------------              ---------------------------------
(State or other jurisdiction of               (IRS Employer Identification No.)
 incorporation or organization)


       225 Water Street, Suite 1400, Jacksonville, Florida              32202
--------------------------------------------------------------------------------
         (Address of principal executive offices)                    (Zip Code)


                                 (904) 354-2482
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                  www.fpic.com
                       -----------------------------------
                         (Registrant's Internet Address)

Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------

     (c)    Exhibits
            --------

            Exhibit Number    Description of Exhibits
            --------------    -----------------------

            10(lll) Placement Agreement dated October 16, 2003 among FPIC Insurance Group, Inc. and its financing subsidiary, FPIC Capital Statutory Trust III, together as offerors, and FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc., as placement agents

            10(mmm) Subscription Agreement dated October 29, 2003 among FPIC Insurance Group, Inc. and FPIC Capital Statutory Trust III, together as offerors, and I-Preferred Term Securities III, Ltd., as purchaser

            10(nnn) Amended and Restated Declaration of Trust of FPIC Capital Statutory Trust III dated October 29, 2003 among FPIC Insurance Group, Inc., as sponsor, U.S. Bank National Association, as institutional trustee, and Kim D. Thorpe, Roberta Goes Cown and Pamela D. Deyo, as administrators

            10(ooo) Guarantee Agreement dated October 29, 2003 between FPIC Insurance Group, Inc., as guarantor, and U.S. Bank National Association, as guarantee trustee

            10(ppp) Indenture dated October 29, 2003 between FPIC Insurance Group, Inc. and U. S. Bank National Association, as debenture trustee

            10(qqq) Amendment No. 4 to Revolving Credit and Term Loan Agreement dated October 10, 2003 among FPIC Insurance Group, Inc., as borrower, and several banks and other financial institutions from time to time party thereto, as lenders, and SunTrust Bank, as administrative agent and collateral agent for the lenders, and joined by certain subsidiaries of the borrower as subsidiary guarantors.

            99                FPIC Insurance Group, Inc. Press Release dated
                              October 29, 2003

Item 9.  Regulation FD Disclosure.
-------  -------------------------

The following information, including exhibits, is furnished under Item 9, Regulation FD Disclosure.

On October 16, 2003, FPIC Insurance Group, Inc. ("FPIC") entered into a placement agreement with FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc. ("FTN/KBW"), acting as placement agents, for the private placement of $15 million of trust preferred securities. A copy of FPIC's Placement Agreement dated October 16, 2003 is attached as Exhibit 10(lll) and is furnished as a part of this filing. The offering was completed October 29, 2003.

FPIC, through its wholly owned statutory trust, along with other insurance and insurance holding company participants, issued trust preferred securities to the FTN/KBW investment pool, which in turn, issued its securities to institutional and accredited investors. A copy of FPIC's Subscription Agreement dated October 29, 2003 and a copy of the Amended and Restated Declaration of Trust of FPIC Capital Statutory Trust III dated October 29, 2003 are attached hereto as
Exhibit 10(mmm) and Exhibit 10(nnn), respectively, and are furnished as a part of this filing. A copy of FPIC's Guarantee Agreement dated October 29, 2003 is also attached hereto as Exhibit 10(ooo) and is furnished as a part of this filing.

The securities issued to the investment pool by FPIC mature in 30 years and will bear a floating interest rate equal to three-month LIBOR plus 3.85%, for an initial interest rate of approximately 5% per annum. A copy of FPIC's Indenture dated October 29, 2003 is attached hereto as Exhibit 10(ppp) and is furnished as a part of this filing. FPIC has purchased a hedging instrument designed to maintain the ultimate floating rate interest cost on the securities within a range of 4.85% to 8.5% for five years from closing. FPIC will have the option to call its securities at 100% of the principal amount beginning five years from closing.

FPIC will use the net proceeds of approximately $14.5 million to pay down its revolving credit facility and the related portion of an interest rate swap agreement currently being used as a hedge for the credit facility's floating rate interest. FPIC has secured from its bank lender group the necessary approvals and amendments to its credit facility to allow for the issuance of the trust preferred securities and such use of the proceeds. A copy of the Fourth Amendment to FPIC's Amended and Restated Revolving Credit and Term Loan Agreement dated October 10, 2003 is attached hereto as Exhibit 10(qqq) and is furnished as a part of this filing.

FPIC estimates it will incur a net charge of approximately $0.4 million after tax in the fourth quarter of 2003 in connection with the completion of the private placement, consisting primarily of the cost to partially unwind an interest rate swap agreement associated with the pay down of its revolving credit facility. Other costs associated with the private placement of approximately $0.5 million will be amortized over the expected life of the newly issued securities, which have stated maturities of 30 years. The cost of the hedging instrument purchased in connection with the private placement of approximately $.5 million will be amortized over 5 years.

A copy of FPIC's press release dated October 29, 2003 regarding FPIC's participation in FTN/KBW's trust preferred securities pool is attached hereto as
Exhibit 99 and is furnished as a part of this filing.

Signature
---------

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FPIC INSURANCE GROUP, INC.


Date:  November 3, 2003             By:  /s/ John R. Byers
                                       -----------------------------------
                                       John R. Byers
                                       President and Chief Executive Officer

                                  EXHIBIT INDEX


      Exhibit Number                Description of Exhibits
      --------------                -----------------------

            10(lll) Placement Agreement dated October 16, 2003 among FPIC Insurance Group, Inc. and its financing subsidiary, FPIC Capital Statutory Trust III, together as offerors, and FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc., as placement agents

            10(mmm) Subscription Agreement dated October 29, 2003 among FPIC Insurance Group, Inc. and FPIC Capital Statutory Trust III, together as offerors, and I-Preferred Term Securities III, Ltd., as purchaser

            10(nnn) Amended and Restated Declaration of Trust of FPIC Capital Statutory Trust III dated October 29, 2003 among FPIC Insurance Group, Inc., as sponsor, U.S. Bank National Association, as institutional trustee, and Kim D. Thorpe, Roberta Goes Cown and Pamela D. Deyo, as administrators

            10(ooo) Guarantee Agreement dated October 29, 2003 between FPIC Insurance Group, Inc., as guarantor, and U.S. Bank National Association, as guarantee trustee

            10(ppp) Indenture dated October 29, 2003 between FPIC Insurance Group, Inc. and U. S. Bank National Association, as debenture trustee

            10(qqq) Amendment No. 4 to Revolving Credit and Term Loan Agreement dated October 10, 2003 among FPIC Insurance Group, Inc., as borrower, and several banks and other financial institutions from time to time party thereto, as lenders, and SunTrust Bank, as administrative agent and collateral agent for the lenders, and joined by certain subsidiaries of the borrower as subsidiary guarantors.

            99                FPIC Insurance Group, Inc. Press Release dated
                              October 29, 2003